EXHIBIT 10.1

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”), dated as of April 26, 2021 (the “Effective Date”), is entered into by and between Huijun He, an individual resident of the State of California (the “Purchaser”), and FCCC, Inc., a Connecticut corporation (the “Company”). The Purchaser and the Company are each a “Party” and referred to collectively herein as the “Parties.”

WHEREAS, the Company is a corporation formed under the laws of the State of Connecticut on May 6, 1960;

WHEREAS, in connection with the transactions contemplated thereto in the Stock Purchase Agreement, the Company is desires to issue and sell, and the Purchaser desires to purchase, 695,652 shares of the Company’s common stock, no par value (“Common Stock”), in a private placement (the “Private Placement”), subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the Parties agree as follows:

1.Purchase and Sale. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from the Company and the Company agrees to issue and sell to the Purchaser 695,652 shares of Common Stock at a price of $0.23 per share (the “Purchased Securities”). Payment for the Purchased Securities shall be made in the form of cash to the Company in the aggregate amount of $159,999.96. The Parties hereby agrees that this subscription is and shall be irrevocable and shall survive and shall not be affected by the subsequent death, disability, incapacity, dissolution, bankruptcy or insolvency of the Purchaser.

2.Closing. The purchase and sale of the Purchased Securities shall take place on or before the date that is 90 days after the Effective Date (the “Closing”). At the Closing, the Company shall deliver to the Purchaser stock certificates evidencing the Purchased Securities registered in the Purchaser’s name, against delivery to the Company of the aggregate amount of cash set forth in Section 1 by wire transfer of immediately available funds to an account designated by the Company prior to the Closing.

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3.Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date hereof as follows:

(a)Purchaser. The Purchaser has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b)Authority; Enforceability. The execution and delivery by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(c)No Conflict. The execution and delivery by the Purchaser of this Agreement does not and the consummation by the Purchaser of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with or result in a breach or violation of, or a default under, (i) in any material respects, any judgment, order, decree, statute, rule, regulation or other law applicable to the Purchaser or (ii) in any material respects, any material contract, agreement or instrument by which the Purchaser is bound, including any investment restrictions or guidelines. No material consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Purchaser in connection with the execution and delivery by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated hereby.

(d)Access to and Evaluation of Information Concerning the Company; General Solicitation. The Purchaser has:

(i)sufficient knowledge, sophistication and experience in business and financial matters and similar investments so as to be capable of evaluating the merits and risks of purchasing the Purchased Securities, including the risk that the Purchaser could lose the entire value of the Purchased Securities, and has so evaluated the merits and risks of such purchase;

(ii)become familiar with the business, financial condition and operations of the Company, has been given access to and an opportunity to examine such documents, materials and information concerning the Company as the Purchaser deems to be necessary or advisable in order to reach an informed decision as to an investment in the Company, to the extent that the Company possesses such information, has carefully reviewed and understands these materials and has had answered to the Purchaser’s full satisfaction any and all questions regarding such information;

(iii)made such independent investigation of the Company, its management, and related matters as the Purchaser deems to be necessary or advisable in connection with the purchase of the Purchased Securities, and is able to bear the economic and financial risk of purchasing the Purchased Securities (including the risk that the Purchaser could lose the entire value of the Purchased Securities); and

(iv)not been offered the Purchased Securities by any means of general solicitation or general advertising.

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(e)Accredited Investor; No Public Distribution Intent. The Purchaser is:

(i)an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and

(ii)purchasing the Purchased Securities for the Purchaser’s own benefit and account for investment only and not with a view to, or for resale in connection with, a public offering or distribution thereof, and will not sell, assign, transfer or otherwise dispose of any of the Purchased Securities, or any interest therein, in violation of the Securities Act or any applicable state securities law.

(f)Non-reliance.

(i)The Purchaser represents that he is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities shall not be considered investment advice or a recommendation to purchase the Securities.

(ii)The Purchaser confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to him regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the Purchaser is not relying on the advice or recommendations of the Company and the Purchaser has made his own independent decision that the investment in the Securities is suitable and appropriate for the Purchaser.

(iii)Other than the representations and warranties of the Company set forth in Section 5, neither the Company nor any other Person makes any representation or warranty, expressed or implied, as to the accuracy or completeness of the information provided or to be provided to the Purchaser by or on behalf of the Company or related to the transactions contemplated hereby, and nothing contained in any documents provided or statements made by or on behalf of the Company to the Purchaser is, or shall be relied upon as, a promise or representation by the Company or any other Person that any such information is accurate or complete.

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4.Acknowledgements and Agreements of the Purchaser. The Purchaser acknowledges and agrees as follows:

(a)No Registration. The Purchased Securities have not been registered under the Securities Act or the securities laws of any other jurisdiction and the offer and sale of the Purchased Securities are being made in reliance on one or more exemptions for private offerings under Section 4(a)(2) of the Securities Act and applicable securities laws. Accordingly, no sale, transfer or other disposition of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (“Transfer”) of any of the Purchased Securities is permitted unless such Transfer is registered under the Securities Act and other applicable securities laws, or an exemption from such registration is available.

(b)Transfer Restrictions. The Purchased Securities are subject to the restrictions on Transfer. Accordingly, no Transfer of any of the Purchased Securities is permitted unless such Transfer complies with the applicable provisions of the Stockholders Agreement. In addition, any certificate representing the Purchased Securities will bear a restrictive legend in the form set forth as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

5.Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as of the date hereof as follows:

(a)Organization and Standing. The Company is duly formed, validly existing and in good standing under the laws of the state of Connecticut. The Company has all requisite corporate power and authority to own, license and operate its properties, to carry on its business as now conducted and as proposed to be conducted and to execute and deliver this Agreement and to perform its obligations hereunder.

(b)Authority. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

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(c)No Conflict. The execution and delivery by the Company of this Agreement does not and the consummation by the Company of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with or result in a breach or violation of, or a default under, (i) the Company’s certificate of incorporation or by-laws, (ii) subject to the accuracy of the Purchaser’s representations and warranties in Section 3 of this Agreement, in any material respects, any judgment, order, decree, statute, rule, regulation or other law applicable to the Company or (iii) in any material respects, any material contract, agreement or instrument by which the Company is bound. No material consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except such filings as have been made prior to the Closing, or such post-closing filings as may be required under Rule 506 of Regulation D of the Securities Act and applicable state securities laws.

(d)Validity of Purchased Securities. Prior to the Closing, the Purchased Securities will have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued to the Purchaser free of any liens, claims or other encumbrances, except for restrictions on transfer provided for herein under the Securities Act or other applicable securities laws.

6.Conditions to Obligations of the Purchaser and the Company. The obligations of the Purchaser to purchase and pay for the Purchased Securities and of the Company to sell the Purchased Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Purchaser contained in Section 4 hereof and of the Company contained in Section 6 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

7.Obligations Irrevocable. The obligations of the Purchaser shall be irrevocable.

8.Survival of Representations and Warranties and Acknowledgements and Agreements. All representations and warranties and acknowledgements and agreements contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any party or on its behalf.

9.Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9).

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If to the Company:	FCCC, INC. 1650 West 106th Street Carmel, Indiana 46032 Attention: Chief Executive Officer
If to the Purchaser:	Huijun He 7700 Irvine Centre Drive, Suite 800 Irvine, CA 92618 Email: 3318899@gmail.com

10.Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

11.Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. However, neither this Agreement nor any of the rights of the parties hereunder may otherwise be transferred or assigned by any party hereto without the prior written consent of the other party. Any attempted transfer or assignment in violation of this Section 11 shall be void.

12.No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

13.Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

14.Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

15.Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

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16.Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

17.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

18.No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been executed by the Purchaser and by the Company on the respective dates set forth below.

PURCHASER:

Dated: April 26, 2021	By:	/s/ Huijun He
Name: Huijun He

Address: 7700 Irvine Centre Drive, Suite 800 Irvine, CA 92618 State of Residence: California Email: 3318899@gmail.com

Number of Shares Subscribed For: 695,652 Aggregate Purchase Price: $159,999.96

AGREED AND ACCEPTED: FCCC, Inc.

Dated: April 26, 2021	By:	/s/ Frederick L. Farrar
Name: Frederick L. Farrar
Title: Chief Executive Officer

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